GENERAL	12 Months Ended
Dec. 31, 2022
Disclosure Of General Information About Financial Statements [Abstract]
GENERAL [Text Block]
NOTE 1:-	GENERAL

a.	Corporate information:

IM Cannabis Corp. (the "Company" or "IMCC") is listed for trading on the Canadian Securities Exchange (“CSE”) and, commencing from March 1, 2021, on NASDAQ under the ticker symbol “IMCC”. IMCC’s main office is located in Kibbutz Glil-Yam, Israel.

The Company and its subsidiaries (collectively: the "Group"), operate in geographical reporting segments (Note 23). The majority of the Group’s revenues are generated from sales of medical cannabis products to customers in Israel and recreational cannabis products in Canada (which is reclassified as discontinued operations for all periods presented and the Group ceased consolidation of the Canadian subsidiaries in November 2022 following the CCAA process as detailed below). The remaining revenues are generated from sales of medical cannabis, as well as other products, to customers in Germany.

In Israel, IMCC operates in the field of medical cannabis, through Focus Medical Herbs Ltd. ("Focus"), which held a cultivation license to breed, grow and supply medical cannabis products in Israel under the regulations of medical cannabis by the Israeli Ministry of Health through its Israel Medical Cannabis Agency ("IMCA") until July 2022. In July 2022 Focus closed its cultivation facility and received an IMCA license which allows it to import cannabis products and proceed with its supply activity. All of its operations are performed pursuant to the Israeli Dangerous Drugs Ordinance (New Version), 1973 (the "Dangerous Drugs Ordinance"), and the related regulations issued by IMCA.

During 2021, IMCC also entered into the field of retail medical cannabis and other pharma products in Israel through the acquisition of several pharmacies and trade houses specializes in medical cannabis, including the pharmacies of Revoly Trading and Marketing Ltd. ("Vironna"), R.A. Yarok Pharm Ltd. and Oranim Plus Pharm Ltd. ("Oranim"), and the trade houses of Panaxia and Rosen High Way Ltd.

In Europe, IMCC operates through Adjupharm GmbH ("Adjupharm"), a German-based subsidiary acquired by IMC Holdings Ltd. ("IMC Holdings") on March 15, 2019. Adjupharm is an EU-GMP certified medical cannabis producer and distributor with wholesale, narcotics handling, manufacturing, procurement, storage and distribution licenses granted by German regulatory authorities that allow for import/export capability with requisite permits.

In Canada, IMCC operated through Trichome JWC Acquisition Corp. (“TJAC”), d/b/a JWC, and MYM Nutraceuticals Inc. (“MYM“) (collectively: "Trichome" or the "Canadian entities"). The Canadian entities are federally licensed producers of cannabis products in the adult-use recreational cannabis market in Canada.

The Company and its subsidiaries do not engage in any U.S. cannabis-related activities as defined in Canadian Securities Administrators Staff Notice 51-352.

Discontinue operations and Canadian entities CCAA:

In September 2022, following Management's strategic review of the operations of the Group, the Company decided to sell the Canadian entities operations and to discontinue its operations in Canada. On November 7, 2022, the Company's wholly-owned subsidiary, Trichome, and certain of its wholly-owned subsidiaries, including TJAC, MYM, Trichome Retail Corp., MYM International Brands Inc., and Highland Grow Inc. (collectively: the "Trichome Group"), filed and obtained, from the Ontario Superior Court of Justice (Commercial List) (the “Court”) an initial order (the “Initial Order”) pursuant to the Companies’ Creditors Arrangement Act (the “CCAA”), pursuant to which, the Trichome Group obtained a broad stay of all proceedings (the “Stay”) against the members of the Trichome Group, and their assets, businesses and directors and officers that is effective until November 17, 2022. The Stay was extended subject to further orders of the Court through April 1, 2023.

The CCAA proceedings are solely in respect of the Trichome Group. As such, the Company’s assets and subsidiaries in Israel and Germany are not parties to the CCAA proceedings.

The CCAA proceedings will afford the Trichome Group the stability and flexibility required to restructure its business, including through a sale and investment solicitation process to be approved by the Court.

The Trichome Group is expected to continue to operate its business for the time being however, it is expected that there will be changes in the Canadian operations consistent with those of a company operating through CCAA proceedings, including employee and contract terminations. The Trichome Group intends to use the CCAA proceedings to implement a sale and investment solicitation process for the sale of its assets or restructuring of its business.

The Court has appointed KSV Restructuring Inc. as “Monitor” in the CCAA proceedings.

In connection with the CCAA proceedings, TJAC, as borrower (the "Borrower"), the remaining Trichome Group, as guarantors (together with the Borrower, the "Credit Parties"), and Courtland Credit Lending Corporation (the “DIP Lender”), entered into a debtor-in-possession (“DIP”) facility agreement dated November 6, 2022 (the "DIP Agreement"). Pursuant to the DIP Agreement, the DIP Lender has agreed to provide a super-priority interim revolving credit facility (subject to certain mandatory repayment provisions) to the Borrower (the "DIP Facility").

The DIP Facility is to be used during the CCAA proceedings by the Borrower to fund its working capital needs. The DIP Facility is subject to customary covenants, conditions precedent, and representations and warranties made by the Credit Parties to the DIP Lender. The DIP Lender's charge approved by Court is up to the maximum amount of $4,875.

On January 9, 2023, the Court issued an order in the CCAA Proceedings in respect of a motion brought by the Trichome Group to approve, among other things: a sale and investment solicitation process (the “SISP”) in respect of the business and assets of the Trichome Group; and a stalking horse share purchase agreement (the “Stalking Horse Purchase Agreement”) between the Trichome Group and L5 Capital Inc. (“L5”) dated December 12, 2022. The SISP established a process to solicit interest for investments in, or the sale of any or all of the, Trichome Group’s business and assets.

On February 22, 2023, the Monitor issued a report (the “Monitor’s Third Report”) in the CCAA Proceedings advising, among other things, that (i) no qualified bids were received pursuant to the SISP, (ii) L5 informed the Trichome Group that it would not be completing the transaction contemplated by the Stalking Horse Purchase Agreement and, as a result, the Trichome Group terminated the Stalking Horse Purchase Agreement, and (iii) the Monitor continues to market for sale the Trichome Group’s business and assets, including the brands and other intellectual property owned by the Trichome Group. As a direct or indirect shareholder of the entities that make up the Trichome Group, the Company is subject to the priorities of other stakeholders in the CCAA proceedings and will likely realize no return in the restructure of the Trichome Group business.

The Monitor’s Third Report also reported on the financial situation of the Trichome Group advising that due to the Trichome Group’s financial performance and the termination of the Stalking Horse Purchase Agreement, the DIP Lender informed the Trichome Group that the DIP Lender would only fund expenses required for a wind-down of the Trichome Group’s business and as such, the Trichome Group will not have the ability to pay unpaid payables that are not required to be paid in connection with the wind-down. The Trichome Group has advised that it will not purchase additional goods or services without the prior consent of the Monitor.

Following the initial order granted, the Company evaluated whether it effectively exercised control over Trichome Group. Since the Monitor has uniliteral rights and abilities to direct the business activities and decision making, the Company ceased to control Trichome Group as of November 7, 2022. As a result of the CCAA proceedings of Trichome, the Company deconsolidated the Canadian entities effective from November 7, 2022, and the Company recorded an impairment of the investment in the amount of $17,959 which is included in discontinued operations.

Trichome's operations are classified as discontinued operations in the consolidated statements of profit or loss and other comprehensive income for all periods presented (see Note 24).

Liquidity and capital resources - going concern:

In January 2022, Focus entered into a revolving credit facility with an Israeli bank, Bank Mizrahi (the “Mizrahi Facility”). The Mizrahi Facility is guaranteed by Focus assets. Advances from the Mizrahi Facility will be used for working capital needs. The Mizrahi Facility has a total commitment of up to NIS 15 million (approximately $6,000) and has a one-year term for on-going needs and 6 months term for imports and purchases needs. The Mizrahi Facility is renewable upon mutual agreement by the parties. The borrowing base available for draw at any time throughout the Mizrahi Facility and is subject to several covenants to be measured on a quarterly basis (the “Mizrahi Facility Covenants”). The Mizrahi Facility bears interest at the Israeli Prime interest rate plus 1.5% (6.25% per annum as of December 31, 2022). As of December 31, 2022, Focus did not meet certain covenants under the Mizrahi Facility. The Company's CEO and director, provided to the bank a personal guarantee in the amount of the outstanding borrowed amount, allowing the Mizrahi Facility to remain effective. As of December 31, 2022 Focus has drawn down $5,084.

On August 19, 2022, the Company announced a private placement for aggregate gross proceeds of up to $6,500 (US$5 million) (the “Private Placement”). As of December 31, 2022, the Company issued 599,999 Common Shares for a total amount of $3,756 (US$3 million) including investments by the Company’s management and executives. Issuance costs of this transaction amounted to $178.

On October 11, 2022, the Company obtained a short-term loan in the amount of NIS 10.5 million (approximately $4,050), bearing interest of 15%.

As of December 31, 2022, the Group's cash and cash equivalents totaled $2,449, the Group's working capital (current assets less current liabilities) amounted to $(1,147). In the twelve months ended December 31, 2022, the Group had an operating loss from continuing operation of ($30,791) and negative cash flows from continuing operating activities of ($12,340).

The Group’s current operating budget includes various assumptions concerning the level and timing of cash receipts from sales and cash outlays for operating expenses and capital expenditures, including cost saving plans and restructuring actions taken in 2022. The Company’s board of directors approved a cost saving plan, to allow the Company to continue its operations and meet its cash obligations. The cost saving plan consists of cost reduction due to efficiencies and synergies, which include mainly the following steps: discontinued operations of loss-making activities (see Note 24 for Trichome Disposal Group), reduction in payroll and headcount, reduction in compensation paid to key management personnel (including layoffs of key executives), operational efficiencies and reduced capital expenditures.

Despite the cost savings plan and restructuring as described above, the projected cash flows for 2023 indicates that it is uncertain that the Group will generate sufficient funds to continue its operations and meet its obligations as they become due. The Group continues to evaluate additional sources of capital and financing. However, there is no assurance that additional capital and or financing will be available to the Group, and even if available, whether it will be on terms acceptable to the Group or in amounts required.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of assets or liabilities that might be necessary should the Company be unable to continue as a going concern.

Restructuring:

On April 6, 2022, Focus closed the "Sde Avraham", cultivation facility in Israel, resulting restructuring expenses related to impairment of property, plant and equipment, biological assets and right of use asset and liabilities, in the total amount of $4,383.

On March 8, 2023, subsequent to the reporting period, the Company announced its strategy plan in Israel in order to strengthen its focus on core activities and drive efficiencies to realize sustainable profitability. The Company expects to reduce its workforce in Israel by 20%-25% across all functions (including executives). All actions associated with the workforce reduction are expected to be substantially complete by mid-2023, subject to applicable Israeli law.

b.	Approval of consolidated financial statements:

These consolidated financial statements of the Company were authorized for issue by the board of directors on March 29, 2022.

c.	Definitions:

In these financial statements:

The Company, or IMCC	-	IM Cannabis Corp.

The Group	-	IM Cannabis Corp., its Subsidiaries

Subsidiaries	-	Companies that are controlled by the Company (as defined in IFRS 10) and whose accounts are consolidated with those of the Company

CAD or $	-	Canadian Dollar

NIS	-	New Israeli Shekel